Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Geneva Advisors All Cap Growth Fund
Geneva Advisors Equity Income Fund
Geneva Advisors International Growth Fund
Geneva Advisors Mid Cap Growth Fund
Geneva Advisors Small Cap Opportunities Fund

Supplement dated May 14, 2014
to the
Statement of Additional Information (“SAI”) dated December 27, 2013

This supplement makes the following revision to the SAI dated December 27, 2013.

The 5th paragraph in the section entitled “Portfolio Holdings Information” beginning on page 34 is revised to read as follows:

“In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities that, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed:  the Administrator, the Funds’ accountant, the Custodian, the Transfer Agent, the Funds’ independent auditor, counsel to the Funds or the trustees (current parties are identified in this SAI), broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement.  Currently, between the 5th and 10th business day of the month following a calendar quarter, the Funds provide their quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters Company, Standard & Poor's Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  The Funds provide also their monthly portfolio holdings to Morningstar, Inc. between the 5th and 10th business day following each month end.  Within 30 days of the calendar quarter end, the Funds post to the website a fact sheet which contains the list of its top ten holdings, for each Fund.  In addition, the Funds will post a list of the holdings for each Fund to the website on a monthly basis.  Portfolio holdings information may be separately provided to any person, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website.  Portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.”

Please retain this supplement with your Statement of Additional Information.